UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21088

                      MERCANTILE ABSOLUTE RETURN FUND, LLC
               (Exact name of registrant as specified in charter)
                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2005

                    DATE OF REPORTING PERIOD: MARCH 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.


MERCANTILE ABSOLUTE RETURN
FUND LLC
ANNUAL REPORT
MARCH 31, 2005

MERCANTILE ABSOLUTE RETURN FUND LLC
CONTENTS
MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------------


                                                                                                            PAGE(S)

Fund Commentary (unaudited) ......................................................................................3

Report of Independent Registered Public Accounting Firm ..........................................................5

FINANCIAL STATEMENTS

Schedule of Investments ..........................................................................................6

Statement of Assets and Liabilities ..............................................................................8

Statement of Operations ..........................................................................................9

Statements of Changes in Members' Capital .......................................................................10

Statement of Cash Flows .........................................................................................11

Financial Highlights ............................................................................................12

Notes to Financial Statements ...................................................................................13

Liquidity of Investment Funds (unaudited) .......................................................................19

Directors and Officers of the Fund (unaudited)...................................................................20

Board Approval of Investment Management Agreement and Investment Advisory Agreement
 (unaudited).....................................................................................................22

Other Information (unaudited)....................................................................................26


MERCANTILE ABSOLUTE RETURN FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


Dear Members:

Mercantile Absolute Return Fund LLC (the "Fund") gained 5.27%, net of all fees, expenses and incentive fees, for the 12 months ended March 31, 2005 (the "Reporting Period.").

The Fund produced positive returns in 10 of the 12 months of the fiscal year ended March 31, 2005, continuing to meet its objectives of long-term capital appreciation and capital preservation with low to moderate volatility.

FUND REVIEW

The hedge fund managers in the Fund employed five core strategies over the course of the fiscal year. Of these five core strategies, four generated positive returns for the Reporting Period and one generated negative returns.

o EVENT-DRIVEN STRATEGY - The event-driven strategy performed well in part due to continued credit spread tightening in distressed securities. Distressed strategies invest in the debt and/or equity of companies in bankruptcy, reorganization or some other form of financial distress in hopes that the company will emerge from financial troubles. Additionally, the environment for merger arbitrage strategies improved during the fiscal year on the heels of healthy equity markets and a higher volume of announced merger and acquisition deals compared to 2003. Also, rising interest rates supported the merger arbitrage market, creating higher base return assumptions on deal spreads. Merger arbitrage strategies invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Typically, managers go long the stock of the company being acquired and short the company acquiring.

o FIXED INCOME ARBITRAGE STRATEGY - The fixed income arbitrage strategy produced positive returns in all four quarters of the Reporting Period. Economic and market trends such as rising interest rates, a flattening yield curve and a weaker U.S. dollar presented opportunities for many managers. Additionally, relative value trading in the mortgage and volatility markets provided profits. Many managers, however, were loath to take on outsized risk for most of the year given the uncertain economic and political environment, including ongoing conflict in Iraq, surging energy prices, growing inflation pressures, disappointing job growth and yet another too-close-to-call U.S. Presidential election. Fixed income arbitrage strategies generally use an approach that aims to profit from pricing differentials or inefficiencies by purchasing a bond and simultaneously selling short a related security.

o CREDIT-BASED STRATEGY - Managers using credit-based strategies produced positive returns for the annual period, supported by a strong corporate bond market and the continued desire for yield from central banks, institutions and individual investors. Given the cyclical nature of this market, however, this strategy portfolio as a whole became less credit sensitive toward the end of the Reporting Period by investing in senior securities in the capital structure, by reducing duration and by increasing short exposure. Credit-based strategies aim at exploiting price differentials that exist as a result of corporate bond market inefficiencies.

MERCANTILE ABSOLUTE RETURN FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


o HEDGED EQUITY STRATEGY - The hedged equity strategy produced positive returns for the fiscal year, with gains mostly coming in the fourth quarter of 2004 and first quarter of 2005. The impetus for the equity market rally towards the end of 2004 was the result of the resolution of the U.S. Presidential election. Managers continued to grow capital in 2005 by focusing on company fundamentals during a difficult period for the broad equity markets. Hedged equity strategies generally mean taking a long position with the expressed purpose of counterbalancing a known risk involved with a short position. This can be accomplished by taking positions in related securities for specific risks or by purchasing index options for market risks.

o    CONVERTIBLE   ARBITRAGE  STRATEGY  -  The  convertible  arbitrage  strategy experienced difficulty during the Reporting Period due to a variety of factors. From a fundamental perspective, the strategy suffered due to continued anemic equity volatility. Indeed, the VIX continued to breach multi-year lows during the annual period. The VIX, a popular and widely used measure of market risk, is the ticker symbol for the Chicago Board Options Exchange Volatility Index and represents the implied volatility on the S&P 100 option. Other dampening fundamental factors included minimal new issuance, cash takeovers and select company-specific credit events. From a technical perspective, redemptions from the convertible arbitrage strategy caused a marked sell-off, most notably in the first quarter of 2005. Generally speaking, convertible arbitrage strategies use a market-neutral approach that aims to profit from pricing differences or inefficiencies between the values of convertible bonds and common stock issued by the same company. Managers of such funds generally purchase undervalued convertible bonds and short-sell the same issuers' stock.

We appreciate your continued investment in Mercantile Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

Sincerely,

RAMIUS HVB PARTNERS, LLC

April 2005

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Mercantile Absolute Return Fund LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in members' capital and cash flows and the financial highlights present fairly, in all material respects, the financial position of Mercantile Absolute Return Fund LLC (the "Fund") at March 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and investee funds, provide a reasonable basis for our opinion.

The financial statements include investments valued at $54,569,438 (98.75% of the Fund's net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. However, these values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.


PricewaterhouseCoopers LLP

May 27, 2005
Baltimore, Maryland

MERCANTILE ABSOLUTE RETURN FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


[OBJECT OMITTED]
PLOT POINTS FOLLOW:
Convertible / Capital Structure Arbitrage 6%
Credit Based 17%
Event-Driven 14%
Fixed Income Arbitrage 25%
Hedged Equity 9%
Multi-Strategy 29%

INVESTMENTS                                                        COST                VALUE       % OF NET ASSETS
INVESTMENT FUNDS
CONVERTIBLE/CAPITAL STRUCTURE ARBITRAGE
  Akanthos Arbitrage Fund, L.P.                                  $ 1,750,000          $ 1,738,946             3.15%
  Alta Partners, L.P.                                              1,500,000            1,576,602             2.85
                                                            ----------------- -------------------- ----------------
           Total Convertible/Capital Structure Arbitrage           3,250,000            3,315,548             6.00
CREDIT BASED
  Arx Global High Yield Securities Fund I, L.P.                    1,500,000            2,132,886             3.86
  Blue Mountain Credit, L.P.                                       2,000,000            2,150,970             3.90
  Chatham Asset Partners High Yield Fund, L.P.                     2,000,000            2,177,630             3.94
  Satellite Credit Opportunities Fund, Ltd.                        2,000,000            2,752,276             4.98
                                                            ----------------- -------------------- ----------------
           Total Credit Based                                      7,500,000            9,213,762            16.68
EVENT-DRIVEN
  Aspen Partners, L.P.                                             1,500,000            1,910,713             3.46
  Cerberus Partners, L.P.                                          2,000,000            2,839,410             5.14
  Farallon Capital Offshore Investors, Inc.                        2,000,000            2,964,670             5.36
                                                            ----------------- -------------------- ----------------
           Total Event-Driven                                      5,500,000            7,714,793            13.96
FIXED INCOME ARBITRAGE
  BlueCrest Capital, L.P.                                          2,250,000            2,494,289             4.51
  Brevan Domestic Fund, L.P.                                       1,000,000            1,146,094             2.07
  Grossman Currency Fund, L.P.                                       700,000              831,976             1.51
  Highland Opportunity Fund, L.P.                                  1,750,000            1,960,114             3.55
  MKP Opportunity, L.P.                                            1,750,000            1,946,837             3.52
  Obsidian Fund, L.L.C.                                            2,250,000            2,655,630             4.81
  PIMCO Global Relative Value Fund, L.L.C.                           870,346              927,279             1.68
  South Hill Trading Corporation                                   1,750,000            1,909,272             3.45
                                                            ----------------- -------------------- ----------------
           Total Fixed Income Arbitrage                           12,320,346           13,871,491            25.10


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------



INVESTMENTS                                                       COST               VALUE        % OF NET ASSETS
INVESTMENT FUNDS
HEDGED EQUITY
                                                            ------------------ ------------------ -----------------
      32 Capital Fund, L.L.C.                                     $ 1,000,000        $ 1,049,434              1.90%
      Ascend Partners Sapient, L.P.                                 1,000,000          1,008,190              1.82
      Henderson UK Equity Market Neutral Fund, Ltd.                 1,500,000          1,578,019              2.86
      Thruway Partners, L.P.                                        1,000,000          1,101,500              1.99
                                                            ------------------ ------------------ -----------------
                          Total Hedged Equity                       4,500,000          4,737,143              8.57
MULTI-STRATEGY
      Amaranth Partners, L.L.C.                                     2,800,000          3,481,782              6.30
      Animi Fund, L.P.                                              2,000,000          2,151,224              3.89
      BBT Partners, L.P.                                            1,266,078          1,511,446              2.74
      Canyon Value Realization Fund, L.P.                           2,500,000          3,322,912              6.01
      Elliott Associates, L.P.                                      2,000,000          2,622,772              4.75
      Millennium USA, L.P.                                             15,675             28,594              0.05
      Perry Partners, L.P.                                          2,000,000          2,597,971              4.70
                                                            ------------------ ------------------ -----------------
                          Total Multi-Strategy                     12,581,753         15,716,701             28.44
                                                            ------------------ ------------------ -----------------
                          Total Investments                      $ 45,652,099       $ 54,569,438             98.75%
                                                            ================== ================== =================


The aggregate cost of investments for tax purposes was $45,652,099. Net unrealized appreciation on investments for tax purposes was $8,917,339 consisting of $8,928,393 of gross unrealized appreciation and $11,054 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 98.75% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost, $45,652,099)                      $ 54,569,438
Cash and cash equivalents                                           961,746
Restricted cash                                                     464,505
Prepaid investments                                               1,000,000
Receivable from investment funds sold                               196,688
Prepaid expenses                                                     21,515
Dividend receivable                                                   2,341
                                                              ---------------
             Total assets                                        57,216,233
                                                              ---------------
LIABILITIES
Capital contributions received in advance                           949,000
Note payable for tender offer                                       464,505
Incentive fee payable                                               221,939
Management fee payable                                              173,912
Administration fee payable                                           27,707
Other accrued expenses                                              117,578
                                                              ---------------
             Total liabilities                                    1,954,641
                                                              ---------------
             Net assets                                        $ 55,261,592
                                                              ===============
MEMBERS' CAPITAL
Capital                                                        $ 48,681,954
Accumulated net investment loss                                  (2,615,369)
Accumulated net realized gain on investments                        277,668
Net unrealized appreciation on investments                        8,917,339
                                                              ---------------
             Members' capital                                  $ 55,261,592
                                                              ===============

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------


INVESTMENT INCOME
Dividend Income                                                 $    36,503
                                                               -------------
EXPENSES
Management fee                                                      669,718
Administration fees                                                 371,956
Member servicing fees                                               132,841
Incentive fee                                                       221,939
Professional fees                                                   179,637
Directors' fees and expenses                                         38,000
Printing fees                                                        19,999
Line of credit fees                                                   6,250
Custodian fees                                                        5,320
Registration fees                                                     1,400
Other expenses                                                       43,014
                                                               -------------
             Total expenses                                       1,690,074
Administration fees waived                                         (265,553)
Member servicing fees waived                                       (132,841)
                                                               -------------
             Net expenses                                         1,291,680
                                                               -------------
             Net investment loss                                 (1,255,177)
                                                               -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                    119,493
Net change in unrealized appreciation on investments              3,878,622
                                                               -------------
             Net realized and unrealized gain on investments      3,998,115
                                                               -------------
Net increase in members' capital from operating activities      $ 2,742,938
                                                               =============

    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------



                                                           MANAGING      LIMITED INTEREST
                                                            MEMBER            MEMBERS              TOTAL
FOR THE YEAR ENDED MARCH 31, 2004

FROM OPERATING ACTIVITIES
Net investment loss                                        $  (3,546)       $ (1,111,374)    $ (1,114,920)
Net realized gain on investments                                 449             157,726          158,175
Net change in unrealized appreciation
on investments                                                12,230           4,294,423        4,306,653
                                                        ------------- ------------------- ----------------
             Net increase in members' capital
             from operating activities                         9,133           3,340,775        3,349,908
                                                        ------------- ------------------- ----------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                   -          21,765,000       21,765,000
Cost of Interests repurchased                                      -          (1,250,000)      (1,250,000)
                                                        ------------- ------------------- ----------------
             Net increase in members' capital
             from capital transactions                             -          20,515,000       20,515,000
                                                        ------------- ------------------- ----------------
MEMBERS' CAPITAL
Balance at March 31, 2003                                    101,935          25,484,857       25,586,792
                                                        ------------- ------------------- ----------------
Balance at March 31, 2004                                  $ 111,068        $ 49,340,632     $ 49,451,700
                                                        ------------- ------------------- ----------------


FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                           $ (458)       $ (1,254,719)    $ (1,255,177)
Net realized gain on investments                                  90             119,403          119,493
Net change in unrealized appreciation
on investments                                                 1,322           3,877,300        3,878,622
                                                         ------------ ------------------- ----------------
             Net increase in members' capital
             from operating activities                           954           2,741,984        2,742,938
                                                         ------------ ------------------- ----------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                   -          7,712,000         7,712,000
Cost of Interests repurchased                               (112,022)        (4,533,024)       (4,645,046)
                                                         ------------ ------------------ -----------------
             Net increase in members' capital
             from capital transactions                      (112,022)         3,178,976         3,066,954
                                                         ------------ ------------------ -----------------
MEMBERS' CAPITAL
Balance at March 31, 2004                                    111,068         49,340,632        49,451,700
                                                         ------------ ------------------ -----------------
Balance at March 31, 2005                                  $       -       $ 55,261,592      $ 55,261,592
                                                         ============ ================== =================


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                                                $ 2,742,938
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
 Purchases of investments                                                                  (5,000,000)
 Proceeds from sale of investments                                                           3,625,865
 Increase in prepaid investments                                                           (1,000,000)
 Increase in dividend receivable                                                                 (827)
 Increase in prepaid expenses                                                                  (6,194)
 Increase in management fee payable                                                             13,985
 Increase in administration fee payable                                                          2,284
 Decrease in incentive fee payable                                                            (92,128)
 Increase in other accrued expenses                                                             27,295
 Net change in unrealized appreciation on investments                                      (3,878,622)
 Net realized gain on investments                                                            (119,493)
                                                                                         --------------
             Net cash used in operating activities                                         (3,684,897)
                                                                                         --------------


CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                       8,661,000
Capital withdrawals                                                                        (4,645,046)
Decrease in note payable for tender offer                                                    (785,495)
                                                                                         --------------
             Net cash provided by financing activities                                      3,230,459
                                                                                         --------------
             Net decrease in cash and cash equivalents                                       (454,438)

CASH AND CASH EQUIVALENTS*
Beginning of period                                                                         1,880,689
                                                                                         --------------
End of period                                                                             $ 1,426,251
                                                                                         ==============

* Includes restricted cash


    The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                         DECEMBER
                                                               YEAR ENDED         YEAR ENDED            30, 2002* -
TOTAL RETURN                                                    MARCH 31,          MARCH 31,             MARCH 31,
                                                                  2005               2004                  2003
                                                             ----------------   -----------------   -----------------
Total return before incentive fee (1)                                  5.70%               9.97%            2.11%   (4)
Incentive fee                                                         (0.43)              (0.84)           (0.17)
                                                             ----------------   -----------------   -----------------
             Total return after incentive fee (1)                      5.27%               9.13%            1.94%   (4)
                                                             ================   =================   =================
Net assets, end of year (000's)                                      $55,262            $49,452          $25,587
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio
  Net investment loss, before waivers                                 (3.12)%             (3.62)%          (4.64)%  (3)
  Net investment loss, net of waivers                                 (2.37)%             (2.85)%          (3.89)%  (3)
Expense ratio before incentive fee
  Operating expenses, before waivers (2)                                2.76%              2.85%            3.97%   (3)
  Operating expenses, net of waivers (2)                                2.01%              2.08%            3.22%   (3)
Expense ratio, net of waivers after incentive fee
  Expense ratio, net of waivers                                         2.01%              2.08%            3.22%   (3)
  Incentive fee                                                         0.42%              0.80%            0.65%   (3)
                                                             ----------------   -----------------   -----------------
             Expense ratio, net of waivers
             after incentive fee                                        2.43%              2.88%            3.87%   (3)
                                                             ================   =================   =================
Portfolio turnover rate                                                 7.16%              4.60%             -  %   (4)



*     Commencement of investment operations.
(1) Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2) Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3)   Annualized.
(4)   Not annualized.


      The accompanying notes are an integral part of the financial statements.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Mercantile Absolute Return Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company.

     The Fund seeks capital appreciation by investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies. The Fund invests in a portfolio of Investment Funds, each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Fund commenced investment operations on December 30, 2002.

     The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

     Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund.

     MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T") which is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2005, MBC had a capital balance in the Fund of $24,102,889.


     Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of MCA. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


     The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

      A. PORTFOLIO VALUATION
         The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

         Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

         Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

         Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

      B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
         Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

         Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


      C. FUND EXPENSES
         The Fund will bear all expenses incurred in its business other than those that MCA assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

      D. INCOME TAXES
         The Fund intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

      E. DISTRIBUTION POLICY
         The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      F. CASH AND CASH EQUIVALENTS
         The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At March 31, 2005, cash and cash equivalents consist of an investment in a money market fund.

      G. CAPITAL ACCOUNTS
         Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      H. RESTRICTED CASH
         The Fund holds restricted cash which serves as collateral for the note payable for tender offer.

      I. USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


3.   MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

     The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA will be paid an annual incentive fee, payable at the fiscal period-end, equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount; an Incentive Fee will only be charged if the net profits exceed the average of the 3 month U.S. Libor rate reset quarterly. MCA has entered into an investment advisory agreement with Ramius HVB Partners, LLC formerly known as RCG Tapestry, LLC, (the "Ramius HVB"), to advise the Fund. Ramius HVB is registered as an investment adviser under the Advisers Act and as a CPO under the CEA. Ramius HVB is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays Ramius HVB half of the management and incentive fees earned from the Fund.

     At a regular meeting held on November 18, 2004, the directors unanimously approved an interim investment advisory agreement (the "Interim Agreement") between the Fund, MCA, and Ramius HVB as the investment adviser to the Fund. At a regular meeting held on February 17, 2005, the directors unanimously approved an investment advisory agreement between the Fund, MCA and Ramius HVB (the "Ramius HVB Agreement"), subject to approval by the Fund's members. The Interim Agreement took effect on December 31, 2004 and remained in effect until members of the Fund approved the Ramius HVB Agreement at a special meeting held on May 18, 2005.

     The Fund has also retained MCA to serve as the administrator to the Fund. The Fund will pay MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to waive 0.50% of the administration fee. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, MCA will pay SEI a fee pursuant to a written agreement between MCA and SEI.

     The Fund has entered into a Member Servicing Agreement with MCA, whereby MCA may perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), perform investor services for its customers who are members of the Fund. The Fund will pay a fee to MCA to reimburse MCA for such services or payments made to Member Service Providers. This fee is expected to be paid monthly at an annualized rate of up to 0.25% of the net assets value held by members that receive services from a Member Service Provider, determined as of the last day of the calendar month (before any capital account withdrawals or Incentive Fee). Currently, MCA is waiving all member servicing fees.

     SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund will pay the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


     Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2005 were $38,000.

4.   CONCENTRATION OF RISK

     The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

     Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

     In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.   INVESTMENT TRANSACTIONS

      For the year ended March 31, 2005, purchases and sales of investments (excluding short-term securities) were $5,000,000 and $3,625,865, respectively.

6.   TENDER OFFERS

     On March 3, 2004 and September 7, 2004, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2004 and December 31, 2004. For the March 3, 2004 offer, tenders in the amount of $2,500,000, $112,026 and $526,628 as of the June 30, 2004 valuation date were received and accepted by the Fund from MBC, MCA and other limited interest members, respectively. For the September 7, 2004 offer, tenders in the amount of $1,200,000 and $306,392 as of the December 31, 2004 valuation date were received and accepted by the Fund from MBC and other limited interest members, respectively. The Fund paid the initial payment on July 29, 2004 and January 28, 2005 accordingly; the remaining amount will be paid promptly after completion of the Fund's March 31, 2005 year end audit. These amounts are disclosed on the balance sheet as note payable for tender offer.

MERCANTILE ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


     On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 13% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2005. Tenders with an estimated value in the amount of $4,000,000 and $195,672 were received and accepted by the Fund from MBC and other limited members, respectively. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2005; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit.

7.   LINE OF CREDIT

     The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 10% of its net assets or $2.5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. As of and for the year ended March 31, 2005, the Fund had no outstanding borrowings under the line of credit.

8.   SUBSEQUENT EVENT

     Effective April 1, 2005, the Fund received Capital subscriptions from members in the amount of $949,000.

MERCANTILE ABSOLUTE RETURN FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


The Investment Funds provide for periodic redemptions ranging from monthly to annual with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                             LIQUIDITY
 32 Capital Fund L.L.C.                                       Monthly
 Akanthos Arbitrage Fund, L.P.                               Quarterly
 Alta Partners, L.P.                                         Quarterly
 Amaranth Partners, L.L.C.                                    Annually
 Animi Fund, L.P.                                             Monthly
 Arx Global High Yield Securities Fund I, L.P.         1st & 2nd Quarter only
 Ascend Partners Sapient, L.P.                               Quarterly
 Aspen Partners, L.P.                                         Annually
 BBT Partners, L.P.                                          Quarterly
 BlueCrest Capital, L.P.                                     Quarterly
 Blue Mountain Credit, L.P.                                   Monthly
 Brevan Domestic Fund, L.P.                                   Monthly
 Canyon Value Realization Fund, L.P.                          Annually
 Cerberus Partners, L.P.                                   Semi-Annually
 Chatham Asset Partners High Yield Fund, L.P.                Quarterly
 Elliott Associates, L.P.                                     Annually
 Farallon Capital Offshore Investors, Inc.                   Quarterly
 Grossman Currency Fund, L.P.                                 Monthly
 Henderson UK Equity Market Neutral Fund, Ltd.                Monthly
 Highland Opportunity Fund, L.P.                             Quarterly
 Millennium USA, L.P.                                50% Quarterly/50% Annually
 MKP Opportunity, L.P.                                        Monthly
 Obsidian Fund, L.L.C.                                       Quarterly
 Perry Partners, L.P.                                        Annually
 PIMCO Global Relative Value Fund, L.L.C.                    Quarterly
 Satellite Credit Opportunities Fund, Ltd.                    Annually
 South Hill Trading Corporation                               Monthly
 Thruway Partners, L.P.                                      Quarterly

MERCANTILE ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


The business and affairs of the Fund are managed under the general supervision of the Fund's Board of Directors in accordance with the laws of the State of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Interested Directors." Each Director serves for an indefinite term until either (1) the date of the Director's successor in office becomes effective, or (2) the date a Director resigns of his term as a Director is terminated in accordance with the Fund's Limited Liability Company. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."


INDEPENDENT DIRECTORS
------------------------------- --------------- ----------- -------------------------------- ------------------------
Name and Age                    Position(s)     Length of   Principal                        Other Directorships
                                Held with       Time        Occupation(s)                    Held by Nominee
                                Fund            Served      During Past 5 Years
------------------------------- --------------- ----------- -------------------------------- ------------------------
L. White Matthews, III          Director        Since       Retired since 2001;              The Mercantile Funds,
Age: 58                                         2003        Director, Executive              Inc. (15 portfolios);
                                                            Vice President                   Matrixx Initiatives,
                                                            and Chief Financial              Inc.
                                                            Officer, Ecolab, Inc.            (pharmaceuticals);
                                                            (cleaning products               Imation Corp. (data
                                                            and services)                    storage products); and
                                                            1999-2001.                       Computer Horizons
                                                                                             Corp. (computer
                                                                                             services).
------------------------------- --------------- ----------- -------------------------------- ------------------------
Edward D. Miller                Director        Since 2002  Dean and Chief Executive         The Mercantile Funds,
Age: 62                                                     Officer, Johns Hopkins           Inc. (15 portfolios)
                                                            Medicine.
------------------------------- --------------- ----------- -------------------------------- ------------------------
John R. Murphy                  Director and    Since 2002  Vice Chairman, National          The Mercantile Funds,
Age: 71                         Chairman of                 Geographic Society.              Inc. (15 portfolios);
                                the Board                                                    Omnicom Group, Inc.
                                                                                             (media and marketing
                                                                                             services).
------------------------------- --------------- ----------- -------------------------------- ------------------------
George R. Packard, III          Director        Since 2002  President, U.S. Japan            The Mercantile Funds,
Age: 72                                                     Foundation.                      Inc. (15 portfolios).
------------------------------- --------------- ----------- -------------------------------- ------------------------
Thomas L. Owsley                Director        Since 2005  Retired since August 2004;       The Mercantile Funds,
Age: 64                                                     President, Chief Executive       Inc. (15 portfolios).
                                                            Officer and Chief Operating
                                                            Officer, Crown Central
                                                            Petroleum Corporation 2003 to
                                                            August 2004: Senior Vice
                                                            President, General Counsel and
                                                            Corporate Secretary 2001 to
                                                            2003: Senior Vice President
                                                            and Chief Legal Officer 1998
                                                            to 2001.
-------------------------------- --------------- ----------- -------------------------------- ------------------------

                                       20



MERCANTILE ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


INTERESTED DIRECTOR
------------------------------- --------------- ----------- -------------------------------- ------------------------
Name and Age                    Position(s)     Length of   Principal                        Other Directorships
                                Held with       Time        Occupation(s)                    Held by Nominee
                                Fund            Served      During Past 5 Years
------------------------------- --------------- ----------- -------------------------------- ------------------------
Decatur H. Miller ((1))         Director        Since 2002  Retired.                         The Mercantile
Age: 72                                                                                      Funds, Inc. (15
                                                                                             portfolios).
------------------------------- --------------- ----------- -------------------------------- ------------------------


(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.


-------------------- ----------------- ----------- ------------------------------------------------------
NAME AND AGE               POSITION       LENGTH
                           HELD WITH    OF  TIME          PRINCIPAL OCCUPATION(S)
                             FUND        SERVED            DURING PAST 5 YEARS
-------------------- ----------------- ----------- ------------------------------------------------------
Kevin A. McCreadie         President      Since      Executive Vice President of the Fund from 2003 to
Age: 44                                   2004       March 2004. President, MCA since 2004; Chief
                                                     Investment Officer, MCA and MSD&T since 2002;
                                                     Partner, Brown Investment Advisory & Trust
                                                     Company from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------
Cornelia H. McKenna        Vice           Since      Vice President, MCA and MSD&T.
Age: 37                    President      2002
-------------------- ----------------- ----------- ------------------------------------------------------
Edward J. Veilleux         Assistant      Since      President, EJV Financial Services (consulting) since
Age: 61                    Vice           2004       2002; Director, Deutsche Asset Management ("DeAM")
                           President and             from 1987 to 2002.
                           Chief
                           Compliance
                           Officer
-------------------- ----------------- ----------- ------------------------------------------------------
Scott J. Liotta            Treasurer      Since      Vice President, MSD&T since 2003 and MCA since 2005;
Age: 40                                   2005       Vice President, ProFund Advisors LLC from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------
Jennifer E. Vollmer        Secretary      Since      Vice President, MCA and MSD&T since 2001; Associate,
Age: 33                                   2002       DeAM from 1999 to 2001.
-------------------- ----------------- ----------- ------------------------------------------------------
Savonne L. Ferguson        Assistant      Since      Assistant Vice President, MCA and MSD&T since 2002;
Age: 31                    Secretary      2004       DeAM Associate (2002) from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------


MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


BOARD APPROVAL INVESTMENT MANAGEMENT AGREEMENT

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The directors unanimously approved the continuance of the Investment Management Agreement (the "Management Agreement") between the Fund and Mercantile Capital Advisors, Inc. (the "Manager") at a meeting held on November 18, 2004.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, which included information on the following factors:

     1. the nature, extent and quality of investment management services rendered by the Manager;

     2. the investment performance of the Fund compared with other investment companies with similar investment objectives and to an appropriate index;

     3. the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Mercantile Alternative Investment Funds complex;

     4. comparative fee and expense data for other investment companies with similar investment objectives;

     5. information about fees charged by the Manager to other comparable clients; and

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors.

          Prior to approving the continuance of the Management Agreement, the directors reviewed these materials with management, counsel to the Fund and counsel to directors who are independent of the Manager. The directors received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in an executive session with counsels at which no representatives of the Manager were present. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Investment Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the Management Agreement, including their determinations that the Manager should continue to serve as the Manager for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate, were separately reviewed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

Under the Management Agreement, the Manager, subject to the oversight of the directors, supervises the Fund's

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


investment program and administers the Fund's business and other affairs. The Management Agreement authorizes the Manager to employ a sub-adviser to assist in the performance of any or all of the advisory services under the Manager's supervision, provided that any fees or compensation payable to such sub-adviser shall be paid by the Manager. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

The directors considered the nature, extent and quality of services provided by the Manager under the Management Agreement. The directors particularly referred to the record of the Manager in building improved compliance and control functions that reduce risks to the Fund, the continued enhancements to management over the course of the past year as well as the dedication and professionalism exhibited by members of the management team. The directors also considered that the Manager does not use brokers or dealers in Fund transactions that provide research and other services to the Manager. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided and expected to be provided to the Fund under the Management Agreement.


INVESTMENT PERFORMANCE

The directors considered the annualized performance of the Fund in comparison to relevant market indices and the degree of risk undertaken by the portfolio manager. In addition to the information received by the directors for the meeting, the directors receive detailed information for the Fund at each regular Board meeting during the year.

At the meeting, the directors also reviewed information showing the Fund's monthly and year-to-date performance periods preceding the meeting compared to the performance of a peer group of registered and unregistered investment companies pursuing broadly similar strategies selected by the Manager and sub-adviser, and the Fund's year-to-date performance compared to various hedge fund indices, and the Fund's performance since inception compared to equity and bond indices.

 The comparative information showed that the Fund's return over the past year has been slightly above the average of its peer group and within the range of comparable client funds managed by the sub-adviser. Based on their review, the directors concluded that the Fund's performance over time had been satisfactory.


PROFITABILITY TO THE MANAGER, MANAGEMENT FEES AND ECONOMIES OF SCALE

At the request of the directors, the Manager provided information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition for the twelve month period ended September 30, 2004. The information considered by the directors included operating profit margin information for the Manager's investment company business as a whole, as well as the Manager's profitability data for the Fund and the Mercantile Alternative Investment Funds complex. The Manager believes that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors reviewed the methods of allocation used by the Manager in preparing the profitability data. The

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


directors considered the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Fund and the investment of the Manager to maintain the infrastructure necessary for the long-term stability of the Manager and the Fund.

The directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Fund was not excessive.

The directors considered the management fee rate paid by the Fund to the Manager and separately reviewed the advisory and incentive fees as well as the total expense ratio of the Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by the Manager from publicly available sources. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other similar registered investment companies. The directors noted that the advisory fee charged by the Manager was slightly below the average of the peer group and the incentive fee was the same as the average. The directors also considered the fees that the Manager charges two other funds in the Mercantile Alternative Investment Fund complex. The fee rates charged to those funds are the same as those charged to the Fund. The directors also considered that the Fund's advisory fee structure provides for incentive fees that increase the Manager's and sub-advisor's fee level when performance exceeds certain standards, and concluded that Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized. Based upon their review, the directors concluded that the management fees were fair and reasonable.


APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Management Agreement authorizes the Manager to employ a sub-adviser to assist the Manager in the performance of its responsibilities under the Management Agreement, including any or all of the advisory services under the Manager's supervision, provided that any fees or compensation payable to such adviser shall be paid by the Manager.

Pursuant to such authority, the Manager appointed RCG Tapestry, LLC ("RCG Tapestry") as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 23, 2002 which was last approved by the directors on November 18, 2004 (the "RCG Agreement"). On October 31, 2004, RCG Tapestry changed its name to Ramius HVB Partners, LLC ("Ramius HVB"). On December 31, 2004, a controlling interest in Ramius HVB was acquired by Bayerische Hypound Vereinsbank AG, a German corporation, which resulted in an assignment of the RCG Agreement which, under the Investment Company Act of 1940, as amended, resulted in the termination of such Agreement.

At a regular meeting held on November 18, 2004, the directors unanimously approved an interim investment advisory agreement (the "Interim Agreement") between the Fund, the Manager and Ramius HVB as the investment adviser to the Fund. At a regular meeting held on February 17, 2005, directors unanimously approved an investment advisory agreement between the Fund, the Manager and Ramius HVB (the "Ramius HVB

MERCANTILE ABSOLUTE RETURN FUND LLC
BOARD APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


Agreement"), subject to approval by the Fund's members. The Interim Agreement took effect on December 31, 2004 and remained in effect until members of the Fund approved the Ramius HVB Agreement at a special meeting held on May 18, 2005.

In reaching its decision to approve the Interim Agreement and Ramius HVB Agreement and to submit the Ramius HVB Agreement to members of the Fund for approval, the directors evaluated whether the agreements were in the best interest of the Fund's members. The directors had requested and evaluated extensive materials from Ramius HVB that it believed to be reasonably necessary to reach a conclusion. The directors reviewed these materials with management, counsel to the Fund and counsel to directors who are independent of the Manager. The directors received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in an executive session with counsels at which no representatives of the Manager or Ramius HVB were present.

The Board primarily considered the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Fund. In considering the agreements including the nature, extent and quality of the services and the fairness and reasonableness of the agreements, the directors considered the investment and business operations capabilities of Ramius HVB, both before and after the partnership with Bayerische Hypound Vereinsbank AG. The directors noted that the partnership would result in staff additions and new hires that would add research, operational and infrastructure depth to the Ramius HVB organization.

With respect to the overall fairness of the agreements, the directors primarily considered the fee structure of the agreements and the profitability of Ramius HVB from its association with the Fund. The directors also noted that the fee structure and expenses would remain the same as under the RCG Tapestry Agreement. The directors noted that because the assets of the Fund had not yet grown to the point where real economies of scale could be realized, there was no basis at this time to consider a change in the advisory fee structure. The directors also considered that the Fund's advisory fee structure provides for incentive fees payable to Ramius HVB when the Fund's performance exceeds certain levels and that such fees are paid by the Manager. The directors considered the fact that the Ramius HVB Agreement contains the same material terms and conditions as the RCG Tapestry Agreement. The directors also considered the Fund's investment performance and return over the past year have been above the average of the Fund's peer group and within the range of comparable client accounts managed by Ramius HVB.

Based on its consideration, analysis and evaluation of the above factors the directors concluded that the approval of the Interim Agreement and the Ramius HVB Agreement was in the best interests of the Fund and its members.

MERCANTILE ABSOLUTE RETURN FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland  21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania  19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
250 West Pratt Street, Suite 2100
Baltimore, Maryland  21201

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for Members' Information only.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP Related to the registrant.

PricewaterhouseCoopers, LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:



------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2005                                            FISCAL 2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Fund that were    service           service           Fund that were    service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A             $41,600             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related    N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees       $33,333             N/A               N/A             $22,500             N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                 FISCAL 2005     FISCAL 2004
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%
                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------


(f)      Not Applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers, LLP for the last two fiscal years were $0 and $231,746 for 2005 and 2004, respectively.

(h)      Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit B to this Form.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) Procedures of the Investment Advisor

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Mercantile Absolute Return Fund, LLC


By (Signature and Title)*                /s/ Kevin A. McCreadie
                                         ------------------------
                                         Kevin A. McCreadie
                                         Chief Executive Officer
Date: May 31, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Kevin A. McCreadie
                                         ------------------------
                                         Kevin A. McCreadie
                                         Chief Executive Officer
Date: May 31, 2005


By (Signature and Title)*                /s/ Scott J. Liotta
                                         ---------------------
                                         Scott J. Liotta
                                         Chief Financial Officer

Date: May 31, 2005
* Print the name and title of each signing officer under his or her signature.

EXHIBIT I
--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES


         RCG Tapestry, LLC (the "Adviser") provides investment advisory services to private investment funds and registered investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

         The Portfolio Manager is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies").

I.       GENERAL POLICY

         The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

         - the impact on the value of the returns of the Fund;

         - the attraction of additional capital to the Fund;

         - alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

         - the costs associated with the proxy;

         - impact on redemption or withdrawal rights;

         - the continued or increased availability of portfolio information; and

         - industry and business practices.

II.      SPECIFIC POLICIES

         A.  ROUTINE MATTERS

         Routine matters are typically proposed by Management of a company and meet any of the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

         For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the fund.
         The Adviser will generally vote FOR the following proposals:

             1. To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

             2.  To elect or re-elect Board members.

             3.  To appoint or elect auditors.

             4.  To set time and location of annual meeting.

             5. To establish a master/feeder structure without a significant increase in fees or expenses.

             6.  To change the fiscal year or term of the Fund.

             7.  To change in the name of a Fund.

             8. To increase fees or expenses where the increase is in accord to industry standards; does not substantially impact on the value of the returns of the Fund; and may prevent the loss of management talent.

         B.  NON-ROUTINE MATTERS

         Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (I.E., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

             1.  STRUCTURE, MANAGEMENT AND INVESTMENT AUTHORITY

             On a CASE-BY-CASE basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

                  a. Approval or Renewal of Investment Advisory Agreements

                        i. proposed and current fee schedules

                        ii. performance history of the Fund

                        iii. continuation of management talent

                        iv. alignment of interests between Management and Owners

                  b. Termination or Liquidation of the Fund

                        i. terms of liquidation

                        ii. past performance of the Fund

                        iii. strategies employed to save the Fund

                  c. Increases in Fees or Expenses. Where the increase is not in accord to industry standards; substantially impacts on the value of the returns of the Fund; or may potentially result in the loss of management talent.

             2.   SHARE CLASSES AND VOTING RIGHTS

             Unless exceptional circumstances exist or the change does not proposal would not impact the fund, the Adviser will vote AGAINST the following proposals:

                  a. To establish a class or classes with terms that may disadvantage other classes.

                  b. To introduce unequal voting rights.

                  c. To change the amendment provisions of an entity by removing investor approval requirements.

         C.  ALL OTHER MATTERS

         All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

         D.  ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

         The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III.     CONFLICTS OF INTEREST

         At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. To illustrate a few examples of a material conflict, the Adviser may have a conflict on a proxy for a Fund where:

     o the Fund's sponsor is a client or proposed client of the Adviser (or its affiliates)
     o the Adviser (or its affiliates) provides financing services to the Fund; and
     o an employee of the Adviser has a close personal or business relationship with the Fund's sponsor.

IV.      PROCEDURES FOR PROXIES

         The Portfolio Manager will be responsible for determining whether each proxy is for a "routine" matter or is otherwise covered by these Policies as described above. All proxies identified as "routine" or otherwise covered by the Policies will generally be voted by the Portfolio Manager in accordance with the Policies.

         Any proxies that are not "routine", are not covered by the Policies, or for which the Portfolio Manager wishes to vote contrary to the Policies, will be submitted to the Proxy Committee for a determination as to whether any conflict of interest exists. The Proxy Committee will be made up of a member of the Legal Department; member of the Adviser that is not on the Investment Committee; and the Portfolio Manager. If no conflict of interest is found, the Portfolio Manager will be free to vote the proxy. If a conflict of interest is found, the Portfolio Manager will vote the proxy in accordance with the Proxy Committee's decision.

V. RECORD OF PROXY VOTING

         The Adviser will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

         The Adviser will also maintain records relating to each proxy, including the determination as to whether the proxy was routine or not and the voting decision with regard to each proxy. The Adviser will maintain such records in its offices for two years and for an additional three years in an easily accessible place.